Exhibit 99.1

COLONY BANKCORP, INC. AND FIRST RELIANCE BANCSHARES, INC. ANNOUNCE REGULATORY APPROVALS RECEIVED FOR MERGER

FITZGERALD, GA. & FLORENCE, S.C. (September 17, 2026) - Colony Bankcorp, Inc. (NYSE: CBAN) (“Colony” or the “Company”), the holding company for Colony Bank, and First Reliance Bancshares, Inc. (OTCQX: FSRL) (“First Reliance”), the holding company for First Reliance Bank, today jointly announced that all regulatory approvals have been obtained for the proposed consolidation in which First Reliance will join forces with and into Colony (the “Merger”).

The consummation of this partnership remains subject to the approval by Colony's shareholders and the approval by First Reliance's shareholders, along with the satisfaction of other customary closing conditions. The special meetings for both companies are scheduled to be held on October 14, 2026.

“Securing regulatory approvals marks a pivotal milestone in bringing Colony Bank and First Reliance Bank together. Our joint integration planning is on track and progressing smoothly, reflecting strong alignment across both management teams,” said Heath Fountain, Colony’s Chief Executive Officer. “As we move toward our shareholder vote and our planned fourth-quarter close, we remain focused on executing a seamless transition that expands our capabilities while preserving the dedicated community banking service our customers expect.”

“Receiving regulatory approvals is a huge win for our team, our customers, and our shareholders. From day one, our top priority has been ensuring that joining forces with Colony creates real, long-term value without losing the personal touch that built First Reliance,” said Rick Saunders, Founder and Chief Executive Officer of First Reliance. “In addition to preparing for our shareholder vote, our teams have been working diligently, and preparations are on track for our targeted fourth quarter close.”

Colony and First Reliance announced the signing of a definitive agreement on June 24, 2026, in which Colony agreed to acquire 100% of the common stock of First Reliance in a combined stock-and-cash transaction valued at approximately $163 million. Upon completion, the combined company will have approximately $5 billion in total assets, $4 billion in total deposits, and $3.2 billion in loans, positioning Colony as one of the leading community banks in the Southeast.

About Colony Bankcorp, Inc.

Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in Fitzgerald, Georgia in 1975, Colony operates locations throughout Georgia and across North Florida, including Tallahassee, Jacksonville, and the Florida Panhandle. Colony Bank offers a range of banking solutions for personal and business customers. In addition to traditional banking services, Colony provides specialized solutions that include mortgage lending, government guaranteed lending, consumer insurance, wealth management, credit cards and merchant services. Colony’s common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow the Company on social media.

About First Reliance Bancshares, Inc.

Founded in 1999 to provide a better banking experience and improve the lives of our clients, associates, and communities, First Reliance Bancshares, Inc. (OTCQX: FSRL) is headquartered in Florence, South Carolina, with $1.1 billion in assets. First Reliance provides a comprehensive range of consumer and business banking services, prioritizing superior customer service as the cornerstone of First Reliance. For more information on First Reliance Bank, visit www.firstreliance.com.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the proposed transaction, on August 14, 2026, Colony filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Colony common stock to be issued to the members of First Reliance, which was subsequently declared effective on August 27, 2026. The registration statement includes a proxy statement/prospectus, which was sent to the members of both Colony and First Reliance seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO CAREFULLY READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT COLONY, FIRST RELIANCE AND THE PROPOSED TRANSACTION.

The documents filed by Colony with the SEC may be obtained free of charge at Colony’s investor relations website at investors.colonybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents can be obtained free of charge from Colony upon written request to Colony

Bankcorp, Inc., Attn: Investor Relations, 115 South Grant Street, Fitzgerald, Georgia 31750 or by calling (229) 426-6000.

Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of First Reliance’s business into the Company, (5) the failure to obtain the necessary approvals by the shareholders of First Reliance or the Company, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the Merger, (9) the risk that the integration of First Reliance’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger transaction, and (12) general competitive, economic, political and market conditions.

These factors are not necessarily all of the factors that could cause the Company’s, First Reliance’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, First Reliance’s, or the combined company’s results.

The Company and First Reliance urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and / or First Reliance. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this news release or made by the Company or First Reliance in any report, filing, document or information incorporated by reference in this news release, speaks only as of the date on which it is made. The Company and First Reliance undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company and First Reliance believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company and First Reliance caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company and First Reliance caution you not to place undue reliance on the forward-looking statements contained in this news release or incorporated by reference herein.

If the Company or First Reliance update one or more forward-looking statements, no inference should be drawn that the Company or First Reliance will make additional updates with respect to those or other forward-looking statements, unless required by law. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company's Annual Reports on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by the Company with the SEC.

Participants in the Solicitation

Colony, First Reliance and their respective directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Colony’s and First Reliance’s respective shareholders in connection with the proposed transaction. Information about the directors and executive officers of Colony and First Reliance and other persons who may, under the rules of the SEC, be deemed to be participants in the solicitation, and information regarding their direct and indirect interests in the proposed transaction, are set forth in the registration statement and proxy statement/prospectus and other relevant documents filed with the SEC.

For additional Colony Bancorp Inc. information, contact:

Derek Shelnutt

EVP & Chief Financial Officer

229-426-6000 ext. 6119

For additional First Reliance Bancshares Inc. information, contact:

Robert Haile

Chief Financial Officer, SEVP

(843) 674-3251